UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2020 (May 31, 2019)

Ecoark Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53361	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5899 Preston Road #505, Frisco, TX	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 479-259-2977

1010 NW J Street, Suite I, Bentonville, AR 72712
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K fling is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ZEST	OTCQB

EXPLANATORY NOTE

As previously reported in a Current Report on Form 8-K filed on June 6, 2019, on May 31, 2019, Ecoark Holdings, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”)  with Trend Discovery Holdings Inc., a Delaware corporation (“Trend Holdings”) for the Company to acquire 100% of Trend Holdings pursuant to a merger of Trend Holdings with and into the Company (the “Merger”) on the Closing Date. The Merger was completed on the Closing Date and as agreed in the Merger Agreement, the Company is the surviving entity in the Merger and the separate corporate existence of Trend Holdings has ceased to exist. Pursuant to the Merger, the holders of the common stock of Trend Holdings received 5,500,000 shares of the Company’s common stock.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Trend Discovery Holdings, LLC as of and for the years ended December 31, 2019 and 2018, together with the reports of RBSM LLP with respect thereto, are included as Exhibit 99.1 and are incorporated by reference herein.

The unaudited consolidated financial statements of Trend Discovery Holdings, LLC as of and for the periods ended March 31, 2019 and 2018 are included as Exhibit 99.2 and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of the Company are included as Exhibit 99.3 hereto and are incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description
99.1	Audited consolidated financial statements of Trend Discovery Holdings, LLC as of and for the years ended December 31, 2018 and 2017. (Incorporated by reference to our Current Report on Form 8-K filed with the SEC on June 6, 2019)
99.2	Unaudited consolidated financial statements of Trend Discovery Holdings, LLC as of and for the periods ended March 31, 2019 and 2018. (Incorporated by reference to our Current Report on Form 8-K filed with the SEC on June 6, 2019)
99.3	Unaudited pro forma consolidated financial statements of Ecoark Holdings, Inc. (Incorporated by reference to our Current Report on Form 8-K filed with the SEC on June 6, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

March 4, 2020	Ecoark Holdings, Inc.

	By:	/s/ Randy S. May
Randy S. May Chief Executive Officer